SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  May 19, 1999
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                    THE FIRST AMERICAN FINANCIAL CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                         0-3658                             95-1068610
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(State or Other Jurisdiction      (Commission                      (IRS Employer
of Incorporation)                 File Number)               Identification No.)

114 East Fifth Street, Santa Ana, California                          92701-4642
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(Address of Principal Executive Offices)                              (Zip Code)

Registrants telephone number, including area code  (714) 558-3211
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events.

On May 19, 1999, The People of the State of California, Kathleen Connell, Controller of the State of California, and Chuck Quackenbush, Insurance Commissioner of the State of California, filed a class action suit in the Sacramento Superior Court.

The suit seeks to certify as a class of defendants all "title insurers", all "underwritten title companies" and all "controlled escrow companies" (as those terms are defined in the California Insurance Code) and all "independent escrow companies" (as that term is defined in the California Financial Code) doing business in the State of California from 1970 to the present who (i) hold or held dormant, unclaimed escrow funds; (ii) charged California home buyers and other escrow customers $10.00 or more for delivery services or administrative fees; (iii) charged California home buyers and other escrow customers reconveyance fees and/or (iv) earned interest (or its equivalent) from financial institutions on customers' deposited escrow funds. Although the following defendants have been named in the suit, they have not yet been served: Fidelity National Title Insurance Company, Spring Mountain Escrow Corporation and West Coast Escrow Company. Spring Mountain Escrow was acquired by First American from Norwest Mortgage, Inc. on January 1, 1999.

The plaintiffs allege that the defendants unlawfully (i) failed to escheat unclaimed property to the Controller of the State of California on a timely basis; (ii) charged California home buyers and other escrow customers fees for services which were never performed, or which cost less than the amount charged; and (iii) devised and carried out schemes with financial institutions to receive interest, or monies in lieu of interest, on escrow funds deposited by defendants with financial institutions in demand deposits.

Based upon public comments made by the Controller of the State of California, the plaintiffs intend to pursue this action against the title insurance and escrow industries operating in the State of California. First American, which has its headquarters located in Santa Ana, California, has title insurance and escrow operations throughout California.

At this time, First American plans to closely monitor this action.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE FIRST AMERICAN FINANCIAL
                                             CORPORATION



Date: May 27, 1999                           By:   /s/Thomas A. Klemens
                                                -----------------------
                                             Name:  Thomas A. Klemens
                                             Title: Executive Vice President
                                                    and Chief Financial Officer